Share Repurchase Programs	12 Months Ended
Dec. 31, 2011
Share Repurchase Programs
Share Repurchase Programs

21.                Share Repurchase Programs

The Company’s Board has approved three share repurchase programs prior to 2011 authorizing management to repurchase the Company’s ordinary shares to enhance shareholder value. On November 30, 2011, the Company’s Board approved a new share repurchase programs authorizing management to repurchase up to US$50 million of the Company’s ordinary shares to enhance shareholder value for a period not to exceed three months. The timing and actual number of shares subject to repurchase were at the discretion of the Company’s management and contingent on a number of factors and limitations, including the price of the Company’s stock, corporate and regulatory requirements, alternative investment opportunities and other market conditions. The stock repurchase programs specified a maximum dollar value of shares subject to repurchase and had an expiration date and could have been limited or terminated at any time without prior notice. Such share repurchase program was expired on February 29, 2012 and no stock repurchase was made during the period.

The Company accounts for repurchased ordinary shares under the cost method and include such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital first with any remaining excess charged entirely to retained earnings.

There was no other share repurchase program authorized nor any stock repurchase made during the years ended December 31, 2010 and 2011. As of December 31, 2010 and 2011, the Company did not have any repurchased shares pending cancellation.